Share Incentive Scheme	9 Months Ended
Sep. 30, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

Restructuring of ESOP and Black Economic Empowerment Transaction

On December 12, 2006, AngloGold Ashanti announced the finalization of the Bokamoso Employee Share Ownership Plan (“Bokamoso ESOP”) for employees of the South African operations. The Bokamoso ESOP creates an opportunity for AngloGold Ashanti and the unions to ensure a closer alignment of the interest between South African based employees and the Company. Participation is restricted to those employees not eligible for participation in any other South African share incentive plan.

On April 14, 2011, AngloGold Ashanti Limited, the National Union of Mineworkers (“NUM”), Solidarity, The Union (“UASA”), Izingwe Holdings (Proprietary) Limited and the Bokamoso ESOP Board of Trustees announced the restructuring of the empowerment transactions concluded respectively between the Company and the unions, and the Company and Izingwe Holdings (Proprietary) Limited (“Izingwe”) in 2006.

This restructuring was motivated by the fact that share price performance since the onset of the 2008 global financial crisis led to a situation where the first two tranches of E shares (otherwise known to participants as loan shares), which operate essentially as share appreciation rights, vested and lapsed at no additional value to Bokamoso ESOP beneficiaries and Izingwe.

In order to remedy this situation in a manner that would ensure an element of value accruing to participants, though at a reasonable incremental cost to AngloGold Ashanti shareholders, the scheme was restructured as follows:

All lapsed loan shares that vested without value were reinstated;

The strike (base) price was fixed at R320 per share for the Bokamoso ESOP and R330 for Izingwe;

The notional interest charge fell away;

As before, 50 percent of any dividends declared will be used to reduce the strike price;

As before, the remaining 50 percent is paid directly to participants under the empowerment transaction; and

The life span of the scheme was extended by an additional one year, the last vesting being in 2014, instead of 2013. A minimum payout on vesting of the E shares has been set at R40 each and a maximum payout of R70 each per E Share for Izingwe and R90 each for members of the Bokamoso ESOP (i.e. employees), plus the impact of the 50 percent of dividend flow. While the floor price provides certainty to all beneficiaries of the empowerment transactions, the creation of a ceiling serves to limit the cost to AngloGold Ashanti and its shareholders.

The total incremental fair value of awards granted were R29.14 per share and will be included in earnings up to the vesting date in 2014. The Company recorded an incremental charge of $10 million to earnings during the nine months ended September 30, 2011 as a result of the restructuring.